Clinical and Corporate Update SEPTEMBER 12, 2022

2 Forward-looking statements CERTAIN STATEMENTS IN THIS PRESENTATION ARE FORWARD-LOOKING within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend" or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are based on our current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, our need for additional financing; our ability to continue as a going concern; clinical trials involve a lengthy and expensive process with an uncertain outcome, and results of earlier studies and trials may not be predictive of future trial results; our clinical trials may be suspended or discontinued due to unexpected side effects or other safety risks that could preclude approval of our product candidates; our clinical trials may encounter delays in initiation or enrollment that impact the cost and timing of the trial readout; risks related to business interruptions, including the outbreak of COVID-19 coronavirus, which could seriously harm our financial condition and increase our costs and expenses; uncertainties of government or third-party payer reimbursement; dependence on key personnel; limited experience in marketing and sales; substantial competition; uncertainties of patent protection and litigation; dependence upon third parties; regulatory, and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations. There are no guarantees that any of our technology or products will be utilized or prove to be commercially successful. Additionally, there are no guarantees that future clinical trials will be completed or successful or that any precision medicine therapeutics will receive regulatory approval for any indication or prove to be commercially successful. Investors should read the risk factors set forth in our Form 10-K for the year ended December 31, 2021, and other periodic reports filed with the Securities and Exchange Commission. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward- looking statements. Forward-looking statements included herein are made as of the date hereof, and we do not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

3 Many chemo agents damage a tumor cell’s ability to replicate DNA synthesis Initial cell growth Further cell growth Mitosis (cell division) S G2 G1 M Irinotecan 5-FU Taxanes

4 Cancers thrive because they prioritize DNA replication and cell division

5 PLK1 is a master regulator of genome integrity during cell replication DNA synthesis Initial cell growth Further cell growth Mitosis (cell division) S G2 G1 M

6 PLK1 is a master regulator of genome integrity during cell replication DNA synthesis Initial cell growth Further cell growth Mitosis (cell division) G2 G1 M S PLK1 plays multiple roles during cell cycle S-Phase Controls the repair of DNA damage G2/M Checkpoint M-Phase

7 PLK1 is a master regulator of genome integrity during cell replication DNA synthesis Initial cell growth Further cell growth Mitosis (cell division) G1 M S G2 PLK1 PLK1 plays multiple roles during cell cycle S-Phase Controls the repair of DNA damage G2/M Checkpoint Controls the checkpoint for DNA quality M-Phase

8 PLK1 is a master regulator of genome integrity during cell replication DNA synthesis Initial cell growth Further cell growth Mitosis (cell division) G2 G1 S M PLK1 plays multiple roles during cell cycle S-Phase Controls the repair of DNA damage G2/M Checkpoint Controls the checkpoint for DNA quality M-Phase Controls separation of chromosomes

9 PLK1 is a master regulator of genome integrity during cell replication onvansertib shuts down PLK1’s cell- preservation mechanisms, enhancing the efficacy of cell- damaging cancer therapies ONVANSERTIB INHIBITS PLK1

10 Onvansertib positions Cardiff Oncology to effectively target PLK1 • Small molecule • Oral dosing • 24-hour half-life ENZYME IC50 (µM) PLK1 0.002 PLK2 >10.000 PLK3 >10.000 CK2 0.400 FLT3 0.400 CDK1/CycB >10.000 42 other kinases and >140 in the Millipore panel >10.000 Exquisitely specific for PLK1 SPECIFICITYPROPERTIES

11 Two goals drive our near-term clinical development program 1 Validate prior mCRC data with a randomized trial 2 Demonstrate clinical POC in additional indications 2022 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 GOALS

12 Today we’ll see where we are, and where we’re going Accelerating our mCRC program Additional onvansertib programs Initial trial: phase 1b/2 Next trial

13 Today we’ll see where we are, and where we’re going Accelerating our mCRC program Additional onvansertib programs Pancreatic cancer (mPDAC) Triple negative breast cancer (TNBC) Small cell lung cancer (SCLC) Prostate cancer (mCRPC)

14 Initial trial: phase 1b/2 Next trial Accelerating our mCRC program Additional onvansertib programs

There are no targeted therapies available for KRAS/NRAS mutations

Normal	1st LINE	2nd LINE
Standard	FOLFOX + bevacizumab	FOLFIRI + bevacizumab
Targeted	+ EGFR inhibitor	NONE

Mutated	1st LINE	2nd LINE
Standard	FOLFOX + bevacizumab	FOLFIRI + bevacizumab
Targeted	**NONE**	**NONE**

Mutated mCRC is approx. half the mCRC population[1]


Normal
KRAS/NRAS mutated

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

15

16 The prognosis for second-line mCRC patients is poor * Bennouna et al., Lancet Oncol 2013; 14: 29–37; Giessen et al., Acta Oncologica, 2015, 54: 187-193; Cremolini et al., Lancet Oncol 2020, 21: 497–507; Antoniotti et al., Correspondence Lancet Oncol June 2020. mCRC: metastatic colorectal cancer 2nd LINE FOLFIRI + bevacizumab NONE NONE HISTORICAL ORR 5% 11.4% 13% 2006 – 2008 2000 – 2013 2015 – 2017 *1st LINENormal Mutated Standard Targeted FOLFOX + bevacizumab + EGFR inhibitor Standard Targeted NONE FOLFOX + bevacizumab FOLFIRI + bevacizumab

17 Adding onvansertib to SoC could address the unmet need 2nd LINE FOLFIRI + bevacizumab NONE FOLFIRI + bevacizumab 1st LINENormal Mutated Standard Targeted FOLFOX + bevacizumab + EGFR inhibitor Standard Targeted FOLFOX + bevacizumab NONE ONVANSERTIB Onvansertib has the potential to fill this gap

18 G12C G12D G12V G13D G12S G12A Q61H G13CNRAS Normal Gaps in KRAS-mutated mCRC therapies leave a significant unmet need 1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929 3.8% Investigational therapies (Amgen; Mirati) address the G12C KRAS mutation only KRAS/NRAS Mutations in mCRC1

19 Gaps in KRAS-mutated mCRC therapies leave a significant unmet need 1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929 of patients with KRAS/NRAS mutations miss targeted therapy 93%G12C G12D G12V G13D G12S G12A Q61H G13CNRAS Normal KRAS/NRAS Mutations in mCRC1

20 Onvansertib is positioned to address gaps in KRAS-mutated mCRC MOA In KRAS-mutated mCRC, onversertib has two mechanisms of action 1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929 Synergy with 2nd-line SoC2 Synthetic lethality in KRAS mutants1G12C G12D G12V G13D G12S G12A Q61H G13CNRAS Normal KRAS/NRAS Mutations in mCRC1

21 2nd-Line SoC: FOLFIRI + bevacizumab 2nd-Line SoC: FOLFIRI + bevacizumab 28 DAY CYCLE Our Ph1/2b trial combined onvansertib with the current SoC 6 7 8 9 10 11 12 13 14 20 21 22 23 24 25 26 27 28 O N V A N S E R T I B O N V A N S E R T I B KRAS+ Unresectable 2nd line mCRC ENROLLMENT CRITERIA N=50 (48 evaluable) Can we get a signal that onvansertib complements and improves SoC? SINGLE ARM TRIAL

22 2nd-Line SoC: FOLFIRI + bevacizumab 2nd-Line SoC: FOLFIRI + bevacizumab 28 DAY CYCLE 6 7 8 9 10 11 12 13 14 20 21 22 23 24 25 26 27 28 O N V A N S E R T I B O N V A N S E R T I B KRAS+ Unresectable 2nd line mCRC ENROLLMENT CRITERIA N=50 (48 evaluable) Can we get a signal that onvansertib complements and improves SoC? SINGLE ARM TRIAL Our Ph1/2b trial assessed safety, efficacy and response biomarker EFFICACY ENDPOINTS Primary: Objective Response Rate (ORR) per RECIST v1.1 in patients who receive ≥1 cycle of treatment 1 Secondary: Progression-Free Survival (PFS) and Duration of Response (DoR)2 Exploratory: decrease in KRAS mutational burden and response to treatment 3 22

Patients achieved a strong, durable response with onvansertib + SoC

Best Radiographic Response* – all doses (as of July 25, 2022)



Complete Response
Partial Response
Stable Disease
Confirmed CR
Confirmed PR
Progressive Disease
Patients treated at the RP2D
30% tumor reduction
% change in target lesions from baseline
100
50
0
-50
-100
02-015
03-051
04-055
06-036
02-008
07-030
05-059
06-021
03-043
01-011
06-039
03-022
01-014
02-016
05-048
01-045
07-047
01-020
07-049
02-031
02-012
01-053
01-003
06-040
07-029
07-035
07-050
01-006
05-060
01-054
07-058
04-038
03-034
02-028
04-023
01-007
01-018
01-046
01-010
05-056
03-027
04-032
01-019
02-005
02-004
01-013
05-042
05-033

	All Doses	RP2D
Objective Response Rate* (CR + PR)	35% (17/48)	34% (12/35)
Disease Control Rate (CR + PR + SD)	92% (44/48)	94% (33/35)

Durability

Median Duration of Response	11.7 months	12.5 months

* Waterfall plot and table reflect interim data as of July 25, 2022 from an ongoing trial and unlocked database

23

24 We observe initial PRs up to eight months on treatment * Swimmer plot and table reflect interim data as of July 25, 2022 from an ongoing trial and unlocked database Evaluable Patients – all doses 48 Time of initial PR 8-week scan 16-week scan 24-week scan 32-week scan 8 3 5 1 Swimmer plot* – all doses (as of July 25, 2022) On Trial On Follow Up months

25 Patients achieved responses across several KRAS mutations Evaluable Patients – all doses 48 Time of initial PR 8-week scan 16-week scan 24-week scan 32-week scan 8 3 5 1 Swimmer plot* – all doses (as of July 25, 2022) months KRAS Variant CR+PR SD PD Total G12D 6 7 1 14 G12V 1 8 1 10 G13D 4 3 7 G12A 3 3 6 A146T 1 2 3 G12S 3 1 4 G12C 1 1 1 3 Q61H 1 1 Total 17 27 4 48 Onvansertib responses across KRAS mutations (as of July 25, 2022) Frequency of Common KRAS Mutations in mCRC1 1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929 G12C G12D G12V G13D G12S G12A Q61H G13C

26 2008 ‘13 ‘17 Objective Response Rate for mCRC trial exceeds SoC over time 42% RP2D Onvansertib+SoC ORR† over time 38% ALL DOSES Historical SoC* ORR 8 of 19 12 of 32 5% 11.4% 13% 20222021 Jan Apr Jul Oct Jan 35% RP2D34% ALL DOSES 12 of 35 17 of 4836% 5 of 14 ALL DOSES * 2008: Bennouna et al., Lancet Oncol 2013; 14: 29–37; 2013: Giessen et al., Acta Oncologica, 2015, 54: 187-193; 2017: Cremolini et al., Lancet Oncol 2020, 21: 497–507; and Antoniotti et al., Correspondence Lancet Oncol June 2020. SoC: Standard-of-care † ORR data are interim data from an ongoing trial and unlocked database

27 Progression Free Survival for mCRC trial exceeds SoC over time * 2008: Bennouna et al., Lancet Oncol 2013; 14: 29–37; 2013: Giessen et al., Acta Oncologica, 2015, 54: 187-193; 2017: Cremolini et al., Lancet Oncol 2020, 21: 497–507; and Antoniotti et al., Correspondence Lancet Oncol June 2020. SoC: Standard-of-care † mPFS is interim data from an ongoing trial and unlocked database. Progression free survival† – all doses (as of July 25, 2022) 9.3 Historical SoC* mPFS (mo) 2008 2013 2017 5.7 4.5 5.6 0.00 0.25 0.50 0.75 1.00 Pr ob ab ili ty o f S ur vi va l 0 5 10 15 20 Months Median PFS:

28 Progression Free Survival for mCRC trial exceeds SoC over time † Onvansertib mPFS are interim data from an ongoing trial and unlocked database * 2008: Bennouna et al., Lancet Oncol 2013; 14: 29–37; 2013: Giessen et al., Acta Oncologica, 2015, 54: 187-193; 2017: Cremolini et al., Lancet Oncol 2020, 21: 497–507; and Antoniotti et al., Correspondence Lancet Oncol June 2020. SoC: Standard-of-care. mPFS: median progression free survival Onvansertib+SoC mPFS† 9.4 mo 20222021 Oct Jan 9.4 mo Apr Jul Oct 9.3 moHistorical SoC* mPFS (mo) 2008 2013 2017 5.7 4.5 5.6 RP2D 8.2 mo ALL DOSES

Onvansertib in combination with FOLFIRI-bev is well-tolerated

No major/unexpected toxicities

- Of all TEAEs, only 11% (84/788) were G3/G4
- 7 patients had a total of 11 G4 adverse events:
  - Neutropenia (n=7); Decreased WBC (n=2); Neutropenic fever (n=1); Hyperphosphatemia (n=1)
- Discontinuation of the 5-FU bolus + use of growth factors ameliorated the severity of neutropenia observed

	GRADE				
TEAEs*	1	2	3	4	All
Neutropenia	1	13	15	6	35
Fatigue	15	15	3	0	33
Nausea	24	7	2	0	33
Diarrhea	15	7	2	0	24
Abdominal Pain	13	7	1	0	21
Mucositis	11	6	2	0	19
Alopecia	17	2	0	0	19
WBC Decrease	6	9	2	1	18
Platelet Count Decrease	10	4	1	0	15
Hypertension	2	8	5	0	15

	GRADE				
TEAEs*	1	2	3	4	All
Anemia	9	4	1	0	14
Vomiting	9	3	1	0	13
Musculoskeletal Pain†	11	1	0	0	12
Infection†	3	4	4	0	11
Hemorrhage†	8	0	1	0	9
Headache	7	0	0	0	7
Neuropathy	5	2	0	0	7
GERD	7	0	0	0	7
ALT Increase	4	0	1	0	5

* Data are interim as of July 25, 2022 from an ongoing trial and unlocked database. N: number of patients (total N=50); events shown occurred in ≥10% of patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. TEAEs: Treatment Emergent Adverse Events

† Musculoskeletal pain, infection and hemorrhage are pooled terms

29

30 The trial’s patient demographics reflects 2nd line mCRC population * Data are interim as of July 25, 2022 from an ongoing trial and unlocked database, for the first 50 subjects. Number of Patients (N) Phase 1b, Dose Level 0 Onvansertib 12 mg/m2 Phase 1b, Dose Level +1 Onvansertib 15 mg/m2 Phase 1b, Dose Level +2 Onvansertib 18 mg/m2 Phase 2 RP2D Onvansertib 15 mg/m2 Total Patients All Doses Treated 6 6 6 32 50 Currently on treatment 0 0 0 3 3 Total Patients N=50 Median [range] or n (%) Age (years) 61 [35-83] Sex Male 28 (56%) Female 22 (44%) ECOG 0 33 (66%) 1 17 (34%) Primary tumor site Colon 27 (54%) Rectum 18 (36%) Other 5 (10%) Total Patients N=50 Median n (%) Liver metastasis None 13 (26%) Liver and other 27 (54%) Liver only 10 (20%) Number of metastatic organs 1 16 (32%) ≥2 34 (68%) Prior bevacizumab treatment5 Yes 35 (70%) No 15 (30%) Enrollment*

31 Anti-angiogenics, like bevacizumab, combine with 1st and 2nd line SoC Normal RAS Mutated 1st LINE FOLFOX + bevacizumab + EGFR inhibitor FOLFOX + bevacizumab 2nd LINE FOLFIRI + bevacizumab FOLFIRI + bevacizumab N=50 (48 evaluable) Do 2nd line patients naïve to bev show better efficacy than 2nd line patients with prior bev in 1st line? mCRC Ph1b/2 trial

32 1st line use of bev in prior trials has minimal impact on 2nd line efficacy 1. Hansen et al., Cancers 2021, 13, 1031; 2. Tabernaro et al. Eur J Cancer, 2014, 50, 320-332; 3. Bennouna et al., Lancet Oncol. 2013, 14, 29–37; 4. Van Cutsem et al., J. Clin. Oncol. 2012, 30,3499–3506; 5. Tabenaro et al, Lancet Oncol 2015; 16: 499–508; 6. Beretta et al., Med Oncol (2013) 30:486; 7. Moriwakij et al, Med Oncol (2012) 29:2842–2848. Normal RAS Mutated EFFICACY DATA FROM HISTORICAL TRIALS IN mCRC 2nd Line mOS (mo)1-2 13.9 12.5 No Yes 2nd Line mPFS (mo)1-2 6.9 6.7 No Yes 2nd LINE FOLFIRI + bevacizumab FOLFIRI + bevacizumab 2nd Line ORR3-6 25% 13% No Yes 5% BEV EXPOSURE IN 1ST LINE?

33 Ph 1b/2 trial bev naïve patients had unexpectedly high ORR and mPFS 1. Hansen et al., Cancers 2021, 13, 1031; 2. Tabernaro et al. Eur J Cancer, 2014, 50, 320-332; 3. Bennouna et al., Lancet Oncol. 2013, 14, 29–37; 4. Van Cutsem et al., J. Clin. Oncol. 2012, 30,3499–3506; 5. Tabenaro et al, Lancet Oncol 2015; 16: 499–508; 6. Beretta et al., Med Oncol (2013) 30:486. * Onvansertib ORR and mPFS are interim data as of July 25, 2022 from ongoing trial and unlocked database. Normal HISTORICAL CONTROLS VS ONVANSERTIB* Ph 1b/2 DATA 2nd Line mPFS (mo)1-2 6.9 6.7 No Yes 2nd LINE FOLFIRI + bevacizumab 2nd Line ORR3-6 25% 13% No Yes 5% 13.5 7.8 No Yes 69% 23% No Yes 13 FOLFIRI + bevacizumab + ONVANSERTIB BEV EXPOSURE IN 1ST LINE? RAS Mutated 35 3513

34 80% 80% 80% 75% 71% 70% 69% 67% 67% 67% 63% 60% 56% 50% 16% 27% 31% 14% 23% 26% 23% 25% 20% 23% 16% 23% 21% 25% RP2D No surgery Female No liver mets Only liver lesions Left or right colon tumor All patients Lesions (liver only) Had surgery Lesions (liver+) Male FOLFOX in the metastatic setting Metastatic diagnosis (M1) Left colon tumor N= ORR is consistently greater for bev naïve patients across characteristics * Onvansertib ORR and mPFS are interim data as of July 25, 2022 from an ongoing trial and unlocked database. 10 25 5 11 5 16 4 7 7 13 10 19 13 35 9 28 6 15 6 22 8 19 10 35 9 34 6 4 ORR (%) for Bevacizumab Naïve vs. Exposed Patients* No (naïve) Yes (exposed) Range of ORRs 14 – 31%50 – 80% No single patient characteristic explains observed ORR difference l p ts BEV EXPOSURE IN 1ST LINE?

35 The potential onvansertib bevacizumab synergy is a new opportunity * Onvansertib ORR and mPFS are interim data as of July 25, 2022 from an ongoing trial and unlocked database. 10 5 11 5 16 4 7 7 13 10 19 13 35 9 28 6 15 6 22 8 19 10 35 9 34 6 4 No (naïve) Yes (exposed) All Patients 23% ORR69% ORR How should we respond to this observation? ACTIONS OPPORTUNITY A. This is a statistical anomaly (small n)? B. This is due to onv / bev synergy? HYPOTHESES 1. Stratify for prior bev exposure within randomization of next mCRC trial 2. Explore apparent onv / bev synergy in pre-clinical studies 3. Analyze baseline ctDNA in Ph 1b/2 patients for genomic alterations in bev naïve vs bev exposed Conduct a 1st line exploratory mCRC trial of onvansertib + FOLFIRI + bev RP2D 80% ORR 16% ORR BEV EXPOSURE IN 1ST LINE?

36 Early KRAS MAF ctDNA decrease correlates w/ radiographic response Onvansertib KRAS MAF are interim data as of July 25, 2022 from an ongoing trial and unlocked database. 0 -50 -100 CR+PR SD PD % C ha ng e in K RA S M A F -96 -73 -63 * ** * KRAS MAF measured by droplet digital PCR (ddPCR) at baseline (day 1 of cycle 1, pre-dose) and on-treatment (day 1 of cycle 2 pre-dose). 1 PR and 2 SD patients had undetectable KRAS MAF at baseline. Predictive response biomarker • 45 of the 48 evaluable patients were evaluated for KRAS MAF changes • 87.5% (14/16) of CR/PR patients had ≥90% decrease in KRAS MAF after the 1st cycle • 32% (8/25) of SD patients and none of the PD patients (n=4) had such a decrease % KRAS Mutant Allelic Frequency (MAF)* decrease after one 28-day treatment cycle (Mean ±SD, as of July 25, 2022) KRAS MAF plot reflects interim data as of July 25, 2022 from an ongoing trial and unlocked database. mean mean mean -90

37 Early Changes in KRAS MAF predicts clinical response Onvansertib ORR and mPFS are interim data as of July 25, 2022 from an ongoing trial and unlocked database. ORR (%) 9% 2 of 23 KRAS NON-RESPONDERS 64% 14 of 22 KRAS RESPONDERS 12.6 mo mPFS (mo) 6.0 mo KRAS RESPONDERS KRAS NON-RESPONDERS P = 0.0190.00 0.25 0.50 0.75 1.00 Pr ob ab ili ty o f S ur vi va l 0 5 10 15 20 Months KRAS RESPONDERS KRAS NON-RESPONDERS 12.66.0

38 Initial trial: phase 1b/2 Next trial Accelerating our mCRC program Additional onvansertib programs

39 We believe that onvansertib complements and improves SoC * Bennouna et al., Lancet Oncol 2013; 14: 29–37; Giessen et al., Acta Oncologica, 2015, 54: 187-193; Cremolini et al., Lancet Oncol 2020, 21: 497–507; Antoniotti et al., Correspondence Lancet Oncol June 2020. mCRC: metastatic colorectal cancer Can we get a signal that onvansertib complements and improves SoC? Our Ph1b/2 Question: 2008 ‘13 ‘17 Historical SoC* ORR 5% 11.4% 13% 35% RP2D34% ALL DOSES 2022 Ph1b/2 ORR

40 We approach our next trial with four clear objectives DEMONSTRATE onvansertib’s contribution to SoC CONFIRM optimal dosing POSITION for possible accelerated approval opportunity OPERATE with capital efficiency

41 2nd-Line SoC: FOLFIRI + bevacizumab 2nd-Line SoC: FOLFIRI + bevacizumab 28 DAY CYCLE Our ONSEMBLE Ph2 trial is designed to demonstrate efficacy SoC (FOLFIRI + Bev) SoC + onvansertib (20mg) SoC + onvansertib (30mg) 6 7 8 9 10 11 12 13 14 20 21 22 23 24 25 26 27 28 O N V A N S E R T I B O N V A N S E R T I B KRAS+/NRAS+ Unresectable 2nd line mCRC N=150 1:1:1 R ENROLLMENT CRITERIA

42 Our ONSEMBLE Ph2 trial is designed to demonstrate efficacy ENDPOINTS Primary Key Secondary Other Secondary Objective Response Rate: CR + PR Progression-Free Survival Disease Control Rate: CR + PR + SD Duration of Response: DoR Overall Survival: OS Reduced MAF association with ORR, PFS, DCR, DoR, OS ENROLLMENT CRITERIA KRAS+/NRAS+ Unresectable 2nd line mCRC N=150 1:1:1 R

43 Our ONSEMBLE Ph2 trial will be statistically robust ENROLLMENT CRITERIA KRAS+/NRAS+ Unresectable 2nd line mCRC N=150 1:1:1 R • Randomized with control group exclusively the SoC • Examine two doses of onvansertib for safety/efficacy • Stratification within randomization for bev-naïve vs bev exposed • Efficient and cost effective DESIGN STATS • 80% minimum power to detect a meaningful difference in ORR • Optimal use of the significance level (alpha 0.045 for each treatment arm vs. control) • Ability to pool treatment arms for PFS

44 We are optimistic that randomized data will create substantial value 2022 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 mCRC randomized data readout Opportunity to create value • Rigorous demonstration of onvansertib’s role in increasing efficacy in mCRC vs. SoC alone • Position for possible accelerated approval opportunity in mCRC • Early identification of likely responders (MAF) • Strong indication that onvansertib has potential in other indications Trial activation

45 Pancreatic cancer (mPDAC) Prostate cancer (mCRPC) Triple negative breast cancer (TNBC) Small cell lung cancer (SCLC) Accelerating our mCRC program Additional onvansertib programs

46 Our mPDAC Ph2 trial combines onvansertib with standard-of-care 10 9 8 7 6 2nd-Line SoC: Nal-IRI + Leucovorin + 5-FU 14 DAY CYCLE 11 12 13 14 O N V A N S E R T I B Failed 1st Line Gemcitabine / Abraxane ENROLLMENT CRITERIA 43 patients planned Can we get a signal that onvansertib complements and improves SoC? SINGLE ARM TRIAL

47 The endpoints measure tumor response and duration of response 10 9 8 7 6 2nd-Line SoC: Nal-IRI + Leucovorin + 5-FU 14 DAY CYCLE 11 12 13 14 O N V A N S E R T I B Failed 1st Line Gemcitabine / Abraxane ENROLLMENT CRITERIA N=6/43 Here’s what we’re trying to gain from this trial SINGLE ARM TRIALEFFICACY ENDPOINTS Primary: Objective Response Rate (ORR) in patients who receive ≥28-days of treatment Secondary: Duration of Response (DOR) and mPFS, Overall Survival (OS) Exploratory: Identification of biomarkers related to sensitivity and resistance to treatment using patient-derived organoids, blood samples, and archival tissue biopsies 1 2 3 47

48 mPDAC trial is designed to demonstrate onvansertib’s efficacy vs SoC 10 9 8 7 6 2nd-Line SoC: Nal-IRI + Leucovorin + 5-FU 14 DAY CYCLE 11 12 13 14 O N V A N S E R T I B Failed 1st Line Gemcitabine / Abraxane ENROLLMENT CRITERIA N=6/43 Here’s what we’re trying to gain from this trial SINGLE ARM TRIAL HISTORICAL mPFS* 3.1 mo HISTORICAL RESPONSE RATE* 7.7% ORR PROOF OF CONCEPT CRITERIA 20% ≥6 mo ORR mPFS 48 * Wang-Gillam A, Li C-P, Bodoky G, et al. Lancet 2016;387:545-57; Waters AM, Der CJ. Cold Spring Harb Perspect Med 2018;8(9).

49 Early data from our mPDAC trial data is encouraging * Swimmer and spider plots reflect interim data as of August 30, 2022 from an ongoing trial and unlocked database Swimmer plot* – as of August 30, 2022 0 2.5 5.0 7.5 Months Change in tumor size from baseline* 04-008 05-009 02-011 05-014 04-012 20 0 -20 -40 02-011 05-009 04-008 05-014 04-012 % C ha ng e in T ar ge t L es io ns 2 4 6 Months

50 Pancreatic cancer (mPDAC) Prostate cancer (mCRPC) Triple negative breast cancer (TNBC) Small cell lung cancer (SCLC) Accelerating our mCRC program Additional onvansertib programs

51 APRIL 2022 AACR data showed disease control increased with dose density Evaluated onvansertib + abiraterone / prednisone in mCRPC patients showing initial abiraterone resistance by rising PSA Disease control increased with onvansertib dose density • From 29% to 45% of patients achieving PSA stabilization, and • From 53% to 75% of patients with radiographic stable disease ctDNA analysis showed a correlation between the PI3K signaling pathway and sensitivity to onvansertib/abiraterone combination

52 We are not planning to fund any future mCRPC development activity The trial completed enrollment (n=72) and generated important clinical data: • Negligible toxicities attributed to onvansertib • Disease control increased with dose density Cardiff Oncology is not planning for any company- sponsored future steps in mCRPC FINDINGS PATH FORWARD

53 Pancreatic cancer (mPDAC) Prostate cancer (mCRPC) Triple negative breast cancer (TNBC) Small cell lung cancer (SCLC) Accelerating our mCRC program Additional onvansertib programs

54 Onvansertib + paclitaxel is superior to single agent therapy * SUM159 cells were implanted in the mammary fat pad of NOD-scid-IL2 receptor gamma null female mice, and treatments began as follows when tumor volume reached 40 mm3: vehicle, onvansertib oral (PO) twice per week (days 1-2), paclitaxel intraperitoneally (IP) weekly (day 1), or the combination. 1200 1000 Tu m or v ol um e (m m 3 ) 800 600 400 200 0 7 14 21 control (n=8) paclitaxel (10 mg/Kg IP q1 d8 n=8) onvansertib (120 mg/Kg PO d1,2 q8 n=9) Onvansertib + paclitaxel (n=10) In vivo efficacy of onvansertib in combination with paclitaxel Tp53-Mutant SUM159 xenografts* TRIAL RATIONALE The combination of onvansertib + paclitaxel showed significant synergy p<0.0001

55 Single arm trial Ph 1b: N=14−16 Ph 2: N=34 This is the first trial to explore onvansertib + paclitaxel combination Metastatic TNBC relapsed or progressed ENROLLMENT CRITERIA PRIMARY ENDPOINTS Phase 1b Safety, characterization of DLTs Determination of RP2D Paclitaxel 80 mg/m2 28 DAY CYCLE 22 23 24 25 26 27 28 O N V A N S E R T I B O N V A N S E R T I B D O S I N G Starting: 9 mg/m2 Escalation: 12 mg/m2 De-escalation: 6 mg/m2 Start: 9 mg/m2 Phase 2 ORR (RECIST 1.1)

56 This is the first trial to explore onvansertib + paclitaxel combination ENROLLMENT CRITERIA Paclitaxel 80 mg/m2 28 DAY CYCLE 22 23 24 25 26 27 28 O N V A N S E R T I B RP2D PRIMARY ENDPOINTS Phase 1b Safety, characterization of DLTs Determination of RP2D Phase 2 ORR (RECIST 1.1) SECONDARY ENDPOINT Phase 2 Progression-Free Survival (PFS) Single arm trial Ph 1b: N=14−16 Ph 2: N=34 Metastatic TNBC relapsed or progressed

57 Pancreatic cancer (mPDAC) Prostate cancer (mCRPC) Triple negative breast cancer (TNBC) Small cell lung cancer (SCLC) Accelerating our mCRC program Additional onvansertib programs

58 Onvansertib demonstrates single-agent activity in SCLC * Mice were implanted with SCLC PDX and treated with vehicle, cisplatin 3mg/kg IP weekly, or onvansertib oral 60mg/kg 10 ON / 4 OFF onvansertib cisplatin control 2000 1500 1000 500 0 Tu m or v ol um e (m m 3 ) 10 20 300 2000 1500 1000 500 0 0 10 20 30 40 Onvansertib monotherapy showed significant tumor growth inhibition against platinum-sensitive and -resistant models TRIAL RATIONALE Days on treatment Days on treatment CISPLATIN RESISTANT CISPLATIN SENSIVITVE onv. cis. con. In vivo efficacy of onvansertib monotherapy (SCLC xenografts)*

59 Single-arm trial Stage 1: N=15 Stage 2: N=20 This is the first trial to explore onvansertib monotherapy Relapsed who have received ≤ 2 prior therapies ENROLLMENT CRITERIA 15 16 17 18 19 20 21 O N V A N S E R T I B 21 DAY CYCLE onvansertib monotherapy 15 mg/m2 Phase 2 ORR (RECIST 1.1) PRIMARY ENDPOINT SECONDARY ENDPOINTS Phase 2 Progression-Free Survival (PFS) Overall Survival (OS)

60 Our pipeline opens many attractive opportunities for onvansertib Preclinical Ph1/2 Ph2/3 mPDAC TNBC SCLC Ovarian mCRC Onivyde/5-FU Paclitaxel None (monotherapy) PARP inhibitors FOLFIRI/bev Investigator-initiated trials Combination with: Enrolling Enrolling Status Enrolling Evaluating Activation mCRC FOLFIRI/bev Enrolling randomized single-arm Investigator

61 Targeting PLK1 opens doors to large patient populations 53 RETROS1 Annual eligible US patients (’000s)* ONVANSERTIB 15 SCLCTNBC 12 mPDAC 39 23 mCRC Targets with oncogenic alterations ROS1 RET KRAS G12C EGFR TRK Targets without oncogenic alterations PLK1 PARP CDK4/6 PD1/PDL1 VEGF *ROS1 estimated eligible patients presented in Turning Point Therapeutics’ corporate presentation May 2022 slide 6 (NSCLC disease incidence in the US of 140k of which 2% of patients harbor ROS1 translocation). RET estimated eligible patients presented in Loxo Oncology’s corporate presentation January 2018 disclosed on Form 8-K (Jan 8, 2018). mCRC estimated population includes 2nd line, KRAS- and NRAS-mutated cancers. mPDAC estimated population includes 2nd line PDAC patients. TNBC estimated population includes invasive, 2nd line TNBC patients. SCLC estimated population includes SCLC salvage patients. 2L K/N-mut 2L 2L invasive Salvage 30 20 10 0 40

62 We have multiple important catalysts over the next two years 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 mPDAC data readout SCLC data readout TNBC data readout 15 SCLCTNBC 12 mPDAC 39 23 mCRC mCRC randomized data readout 2L K/N-mut 2L 2L invasive Salvage

63 2025 Q1 Q2 At June 30, 2022, our financial position is robust * Financial information above is derived from our unaudited financials in Form 10Q filed on 8/4/22. June 30, 2022 cash and investments* $122.0M Net cash used in Operating Activities* (Rolling two-quarter period ending June 30, 2022) $16.9M 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 mCRC randomized data readout mPDAC data readout SCLC data readout TNBC data readout

64 Our clinical development program supports our key goals 1 Validate prior mCRC data with a randomized trial 2 Demonstrate clinical POC in additional indications GOALS 2025 Q1 Q2 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

65 Our clinical development program supports our key goals Phase 1b/2 single arm Phase 2 randomized Strong ORR + DoR + PFS MAF biomarker opportunity Efficient design Confirm dose; stratify bev1 Validate prior mCRC data with a randomized trial 2 Demonstrate clinical POC in additional indications GOALS Signal finding 2025 Q1 Q2 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 OUR STRATEGY

66 APPENDIX

67 Summary of onvansertib mCRC Ph1b/2 trial data over time * Data releases include certain follow up data and reflect interim data from an ongoing trial and unlocked database. ASCO GI Jan 2021 KOL Event Sept 2021 Investor Webcast Jan 2022 Investor Webcast Sept 2022 Data Cutoff Date Nov 1, 2020* July 2, 2021* Dec 3, 2021* July 25, 2022* All Doses All Doses RP2D All Doses RP2D All Doses RP2D Evaluable Patients 14 32 19 48 35 48 35 ORR (CR+PR) 36% (5) 38% (12) 42% (8) 35% (17) 34% (12) 35% (17) 34% (12) Confirmed CR/PRs 29% (4) 31% (10) 37% (7) 27% (13) 29% (10) 29% (14) 31% (11) Duration of Response 11.7 mos 12.5 mos mPFS 9.4 mos 9.4 mos 9.3 mos 8.2 mos Disease control rate (CR+PR+SD) 86% (12) 94% (30) 100% (19) 92% (44) 94% (33) 92% (44) 94% (33)